UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2020

Osmotica Pharmaceuticals plc

(Exact name of registrant as specified in its charter)

Ireland	001-38709	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ	08807
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (908) 809-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	OSMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On July 13, 2020, Osmotica Pharmaceuticals plc (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC (the “Underwriter”) relating to an underwritten public offering (the “Public Offering”) of 5,000,000 (the “Firm Shares”) of the Company’s ordinary shares, nominal value $0.01 per share (the “Ordinary Shares”). The Underwriter has agreed to purchase the Firm Shares from the Company pursuant to the Underwriting Agreement at a price of $6.22 per share. In addition, the Company has granted the Underwriter a 30-day option to purchase up to an additional 750,000 Ordinary Shares (together with the Firm Shares, the “Shares”) at the same price per share as the Firm Shares. The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification by each of the Company and the Underwriter against certain liabilities. The Public Offering was made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-236193), including the prospectus dated February 12, 2020, as supplemented by a prospectus supplement dated July 13, 2020. The Public Offering is expected to close on July 16, 2020, subject to the satisfaction of customary closing conditions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The legal opinion of A&L Goodbody relating to the Shares is filed herewith as Exhibit 5.1.

In connection with the Public Offering, certain information relating to Part II, Item 14 of the above referenced registration statement under the heading “Other Expenses of Issuance and Distribution” is being filed as Exhibit 99.1 to this Current Report on Form 8-K to be incorporated by reference into such registration statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 13, 2019, by and between Osmotica Pharmaceuticals plc and Credit Suisse Securities (USA) LLC.
5.1	Opinion of A&L Goodbody, dated July 15, 2020.
23.1	Consent of A&L Goodbody (included in Exhibit 5.1)
99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement on Form S-3 (File No. 333-236193).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSMOTICA PHARMACEUTICALS PLC

Dated: July 15, 2020

By:	/s/ Andrew Einhorn
Andrew Einhorn
Chief Financial Officer

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